Exhibit 99.1

SURGERY PARTNERS, INC. ANNOUNCES EXECUTIVE PROMOTIONS

Wayne S. DeVeydt appointed to Executive Chairman of the Board
Eric Evans appointed to Chief Executive Officer
Company reaffirms 2019 full year guidance of double-digit Adjusted EBITDA growth

BRENTWOOD, Tenn., January 13, 2020 (GLOBE NEWSWIRE) - Surgery Partners, Inc. (NASDAQ: SGRY) ("Surgery Partners" or the "Company"), a leading short-stay surgical facility owner and operator, announced the appointment of Wayne S. DeVeydt to Executive Chairman of the Board of Directors of Surgery Partners, effective immediately. Mr. DeVeydt will continue to lead the Company’s execution of its long-term strategy and business development efforts.
Eric Evans has been promoted to Chief Executive Officer of Surgery Partners effective immediately and has also been appointed to the Board of Directors. Mr. Evans has held the role of Executive Vice President and Chief Operating Officer since April 2019. Mr. Evans will continue his operational oversight in addition to assuming oversight of key corporate functions and will continue to report to Mr. DeVeydt.
“Today’s announcement will continue to advance the Company’s growth initiatives and further capitalize on the strengths of the Company’s executive team” said Devin O’Reilly, a member of Surgery Partners’ Board of Directors and a Managing Director at Bain Capital. “We are truly excited by the transformation that Wayne has led at Surgery Partners over the last two years, and the exceptional leadership team he has developed, allowing him to now focus more of his time and energy on business development efforts to help accelerate the long-term value creation we are confident Surgery Partners can deliver.”
“I am thrilled to announce the transition of the Chief Executive Officer role to Eric. Since he joined us last year, Eric has demonstrated the skills needed to execute on our business strategy,” said Mr. DeVeydt. “His track record of operational excellence and integral involvement in leading the business to date gives me confidence in his ability to drive strong financial and operational performance and deliver value to all of our stakeholders and partners. In addition, I am excited for my new role as Executive Chairman, which will allow me to focus my efforts on the growing number of opportunities afforded Surgery Partners as a result of our strong execution over the past two years to transform into the leading independent owner and operator of surgical facilities in the US.”
Prior to joining Surgery Partners, Mr. Evans spent nearly 15 years in a range of operating and strategic roles in the healthcare services sector, including serving as President of Hospital Operations at Tenet Healthcare Corporation. In his role as President of Hospital Operations, Mr. Evans was responsible for 68 acute care hospitals, 161 hospital-affiliated facilities, more than 2,200 employed providers and other related healthcare services and functions within the company. From 2004 until 2018, Mr. Evans held various other positions within Tenet Healthcare Corporation, including chief executive officer of Tenet’s former Texas region and market chief executive officer of The Hospitals of Providence (formerly known as the Sierra Providence Health Network) in El Paso.
“I am honored and excited to step into the role of Chief Executive Officer at Surgery Partners,” said Mr. Evans. “I look forward to continuing to build on our operational achievements, strengthening our organization to better serve our patients, payors and providers, and delivering strong financial performance and returns to our shareholders.”
Members of management of the Company will be meeting with investors as part of the 38th Annual 2020 J.P. Morgan Healthcare Conference on January 13th - 16th, 2020, including a presentation at 7:00 p.m. ET (4:00 p.m. PT) in San Francisco, CA. Based on results through November 2019, the Company is reaffirming its previous full-year 2019 guidance of revenue growth at a low single-digit percentage, and, when the 2019 baseline is adjusted for divested revenues, 2019 revenue growth at a high single digit percentage. Based on results through November 2019, the Company also continues to project that it will grow Adjusted EBITDA at a double-digit percentage rate in 2019 as compared to 2018. This information is included in a Corporate Presentation that may be used for these meetings. The Corporate Presentation is available on the Company’s website at http://ir.surgerypartners.com/events-and-presentations/presentations.

About Surgery Partners
Headquartered in Brentwood, Tennessee, Surgery Partners is a leading healthcare services company with a differentiated outpatient delivery model focused on providing high quality, cost effective solutions for surgical and related ancillary care in support of both patients and physicians. Founded in 2004, Surgery Partners is one of the largest and fastest growing surgical services businesses in the country, with more than 180 locations in 31 states, including ambulatory surgery centers, surgical hospitals, a diagnostic laboratory, multi-specialty physician practices and urgent care facilities. For additional information, visit www.surgerypartners.com.
Forward-Looking Statements
This press release contains forward-looking statements, including those regarding growth, our anticipated operating results for 2019 and other similar statements. In some cases, these statements can be identified by terms such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” “may,” “could,” and similar expressions. All forward looking statements are based on current expectations and beliefs as of the date of this release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to: reductions in payments from, or inability to contract with, government healthcare programs, managed care organizations and private third-party payors, changes in the regulatory, economic and other conditions of the states where our surgical facilities are located, the impact of natural disasters, the timing of the Company’s strategic portfolio activity, including acquisitions and dispositions, and our ability to consummate acquisitions in the pipeline on commercially reasonable terms, or at all, and to realize the anticipated benefits, as well as other factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for fiscal year 2018 (“10-K”) filed with the Securities and Exchange Commission (the “SEC”) and other information we file with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 10-K and other SEC reports. You should read the Company’s annual report and any and all other filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances. The business of the Company is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties and should not place considerable reliance on the forward-looking statements contained in this press release.
In addition, the guidance for the fiscal year ended December 31, 2019 is based on results of the Company through November 2019 and is subject to quarter- and year-end adjustments in connection with the completion of customary financial closing procedures, including management’s review and finalization of the results for the full-year 2019 and to accounting review procedures by the Company’s independent registered public accounting firm, which have not yet been performed. These customary closing procedures, along with December results, could cause actual results to differ materially from management’s guidance. Please also refer to Item 1A “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. Readers are cautioned not to rely on management’s guidance being achieved when making an investment decision in the Company’s securities.

Contact

Thomas F. Cowhey, Chief Financial Officer
Surgery Partners, Inc.
(615) 234-8940
IR@surgerypartners.com